SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2015

SUNRISE REAL ESTATE GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2713701
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Hengfeng Road No.638, Fl 25, Bldg A.

Shanghai, PRC 200070

Registrant's telephone number, including area code (86)-21-6167-2855

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On March 13, 2015, our Board of Directors engaged Kenne Ruan, CPA, P.C. (“Kenne Ruan”) as the Registrant’s certifying accountant to audit the registrant's financial statements, replacing its former certifying accountant, Finesse CPA, P.C. (“Finesse”). Upon receipt of the notice that the Registrant’s acceptance of the proposal from Kenne Ruan to audit its consolidated financial statements for the fiscal year ending December 31, 2014, Finesse resigned as the Registrant’s certifying accountant on March 13, 2015.

None of the reports of Finesse on the Registrant’s financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports did contain a going concern paragraph. During the Registrant’s past two fiscal years and through March 13, 2015 there have been no disagreements or reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with Finesse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. ..

During the most recent two fiscal years ended December 31, 2014 and 2013 , and any subsequent interim period through March 13, 2015, the Registrant did not consult with Kenne Ruan regarding any matter described in Regulation S-K Item 304(a)(2), including (i) the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements, nor did Kenne Ruan provide written or oral advice to the Registrant that Finesse concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or; (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

The engagement of Kenne Ruan as the Registrant’s new certifying independent accountant was approved by the Board of Directors.

The Registrant provided Finesse with a copy of this Current Report on Form 8-K on March 13, 2015 and requested Finesse to furnish the Registrant with a copy of a letter addressed to the SEC (the “SEC Letter”) stating whether they agree with the statements made herein. The SEC letter is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit

Number	Description of Exhibits

16.1	Letter from Finesse CPA, P.C. dated March 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2015

SUNRISE REAL ESTATE GROUP, INC.

By:	/s/ Mi Yong Jun
Name: Mi Yong Jun
Chief Financial Officer